                                                                     EXHIBIT 4.2

                   [JAVELIN SYSTEMS, INC. STOCK CERTIFICATE]


         Number                                           Shares
LU

      COMMON STOCK                                     COMMON STOCK

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                      AND INFORMATION CONCERNING THE
                                             RIGHTS, PREFERENCES, PRIVILEGES AND
                                                   RESTRICTIONS OF SHARES

                                                     CUSIP  471896 10 0

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This Certifies that







is the record holder of
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FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,$.01 PAR VALUE PER SHARE, OF

=============================JAVELIN SYSTEMS, INC.==============================

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  DATED:

        /s/ LAWRENCE W. MCCORKLE   [JAVELIN SYSTEMS, INC.  /s/ RICHARD P. STACK
           ---------------------      CORPORATE SEAL]         -----------------
           Lawrence W. McCorkle                               Richard P. Stack
           SECRETARY                                          PRESIDENT




                                       COUNTERSIGNED AND REGISTERED:

                                         U.S. STOCK TRANSFER CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR
                                       BY


                                                            AUTHORIZED SIGNATURE

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM -- as tenants in common                               UNIF GIFT MIN ACT --            Custodian
   TEN ENT -- as tenants by the entireties                                           -----------           -----------
   JT TEN  -- as joint tenants with right of                                            (Cust)                (Minor)
              survivorship and not as tenants                                        under Uniform Gifts to Minors
              in common                                                              Act
                                                                                         -----------------------------
                                                                                                    (State)
                                                                 UNIF TRF MIN ACT --        Custodian (until age      )
                                                                                    --------                     -----
                                                                                     (Cust)
                                                                                               under Uniform Transfers
                                                                                    -----------
                                                                                      (Minor)
                                                                                    to Minors Act
                                                                                                 ---------------------
                                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

[                     ]

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------
                                                                        Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------

                                           X
                                            ----------------------------------

                                           X
                                            ----------------------------------

                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By
  -----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS, NATIONAL SECURITIES
EXCHANGES AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.